                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as
                                                permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  Rule 14a-11(c) or Rule 14a-12

                          DENSE-PAC MICROSYSTEMS, INC.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities
            to which transaction applies:
                                          --------------------------------------

      (2)   Aggregate number of securities
            to which transaction applies:
                                          --------------------------------------

      (3)   Per unit price or other underlying
            value of transaction computed
            pursuant to Exchange Act Rule 0-11
            (Set forth the amount on which
            the filing fee is calculated and
            state how it was determined):
                                          --------------------------------------

      (4)   Proposed maximum aggregate
            value of transaction:
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      (5)   Total fee paid:
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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

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
                          DENSE-PAC MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 15, 1997

To The Shareholders:

        The Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. (the "Company") will be held at the Company's offices located at 7321 Lincoln Way, Garden Grove, California, on August 15, 1997, at 10:00 a.m. for the following purposes:

        1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board of Directors' nominees are Roger G. Claes, Aaron Uri Levy, Robert Southwick, Trude C. Taylor and James G. Turner; and

        2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

        The Board of Directors has fixed the close of business, June 20, 1997, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

        EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                    WILLIAM M. STOWELL
                                         Secretary

July 10, 1997

                          DENSE-PAC MICROSYSTEMS, INC.
                                7321 Lincoln Way
                         Garden Grove, California 92641

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                               GENERAL INFORMATION

SOLICITATION, REVOCATION AND VOTING OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dense-Pac Microsystems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on August 15, 1997, at the Company's offices located at 7321 Lincoln Way, Garden Grove, California, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to shareholders on or about July 10, 1997.

        The accompanying proxy, if properly executed and returned, will be voted as specified by the shareholder or, if no vote is indicated, the proxy will be voted FOR the Board's nominees for director. As to any other matter of business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A shareholder may revoke his proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

        The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

        Only shareholders of record of the Company's Common Stock as of the close of business on June 20, 1997 will be entitled to vote at the Meeting. On June 20, 1997, there were outstanding 17,014,181 shares of Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

        In the election of directors only, each shareholder has the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he is entitled to vote, or to distribute his votes on the same principle among as many candidates as he sees fit. No shareholder is entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate his votes. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected directors. Broker non-votes and votes withheld have no legal effect.

        If voting for directors is conducted by cumulative voting, the persons named on the enclosed proxy will have discretionary authority to cumulate votes among the nominees with respect to which authority was not withheld or, if the proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

                              ELECTION OF DIRECTORS

        The five directors to be elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the election of their respective successors. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

        Set forth below is information concerning the nominees for director:


 NAME AND YEAR FIRST                          PRINCIPAL OCCUPATION
  BECAME A DIRECTOR      AGE               DURING THE PAST FIVE YEARS
---------------------    ---   -------------------------------------------------
    Roger G. Claes       51    Partner and managing director of Euroventures
         1989                  Benelux Team B.V. which manages Euroventures
                               Benelux I B.V. and Euroventures Benelux II B.V.,
                               European venture capital funds which are
                               shareholders of the Company, since 1987; Managing
                               Director of Euroventures Benelux I B.V. since
                               1988.

    Aaron Uri Levy       38    Chairman of the Board, Chief Executive Officer
         1997                  and President of the Company since January 1997;
                               founder of Vivid Communications (video
                               conferencing); President of Centennial Capital
                               Corp. (technology investments), a wholly owned
                               subsidiary of Centennial Technologies, Inc., from
                               August through November 1996; President and Chief
                               Operating Officer of Centennial Technologies,
                               Inc. (customized PCMCIA/PC cards) from August
                               1994 to August 1996; President and Chief
                               Operating Officer of Acom Computer, Inc. (laser
                               printing applications and networking) from 1989
                               to August 1994; founder of Cygnus Engineering
                               (computer aided design); project manager/senior
                               support project engineer at Citicorp (financial
                               services); B.S. with honors in Electrical
                               Engineering, University of California, Irvine;
                               M.S. in aerospace engineering from Northrup
                               University and recipient of "President's Most
                               Distinguished Graduate"; former guest lecturer at
                               Pepperdine University on management strategies
                               for the 90s.

 NAME AND YEAR FIRST                          PRINCIPAL OCCUPATION
  BECAME A DIRECTOR      AGE               DURING THE PAST FIVE YEARS
---------------------    ---   -------------------------------------------------

   Robert Southwick      63    Independent consultant to the electronics
         1990                  industry, specializing in the areas of technology
                               applications, market research, product
                               development and manufacturing processes, for over
                               20 years.

   Trude C. Taylor       76    Principal of TC Associates, a management
         1989                  consulting firm, since 1986; currently a director
                               of Plantronics, Inc. and Xylan Corporation, and a
                               Trustee of Harvey Mudd College, Claremont,
                               California; Chairman of the Board of Zehntel,
                               Inc., a manufacturer of automatic test equipment
                               for subsystems and printed circuit assemblies,
                               from 1984 to 1988 and Chief Executive Officer
                               from 1984 to 1986.

   James G. Turner       58    Chairman of the Board and Chief Executive Officer
         1987                  of the Company from 1987 until January 1997, and
                               currently an employee of the Company; President
                               of Titan Severe Environmental Systems Company, a
                               manufacturer of computer memories and subsystems
                               for the worldwide aerospace industry, from 1981
                               to 1987.

DIRECTORS' COMPENSATION

        The Company pays its non-employee directors $1,000 for each Board meeting attended and $300 for each Committee meeting attended which is not held on the same day as a Board meeting, and reimburses out-of-pocket expenses for attending such meetings. In addition, in fiscal year 1997, the Company awarded stock options to certain non-employee directors as set forth below:

                           Number of Securities                         Exercise      Expiration
Name                    Underlying Options Granted    Date of Grant    Price/Share       Date
----                    --------------------------    -------------    -----------    -----------
Robert Southwick                  20,000                 12/13/96         $1.66        12/12/06
Trude C. Taylor                   20,000                 12/13/96          1.66        12/12/06

        The exercise price was equal to the fair market value of the Common Stock on the date of grant and the options are exercisable in 25% annual cumulative installments beginning one year after the grant date.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

        The Company's Board of Directors held six meetings during the fiscal year ended February 28, 1997. The Board of Directors desires to increase the size of the Board by adding individuals whose experience and skills will benefit the Company. The members of the Audit Committee and the Compensation Committee are Robert Southwick and Trude C. Taylor. The Audit Committee is responsible for periodically reviewing the financial condition, and the results of audit examinations, of the Company with its independent accountants. The Audit Committee met once during the last fiscal year. The responsibilities of the Compensation Committee include reviewing and recommending to the Board the compensation, bonuses and employee benefits of senior management. The Compensation Committee met once during the last fiscal year. The Company also has a Stock Option Committee which is responsible for administering the Company's stock option plans. The members of the Committee are Roger Claes and Trude C. Taylor. The Stock Option Committee met four times during the last fiscal year. The Company does not have a nominating committee.

                               EXECUTIVE OFFICERS

        The following information is provided with respect to the Company's current executive officers.

        AARON URI LEVY, age 38, was elected Chief Executive Officer, President and Chairman of the Board in January 1997. See "Election of Directors."

        WILLIAM M. STOWELL, age 41, has served as Vice President, Finance and Chief Financial Officer of the Company since 1987. Mr. Stowell is a CPA with a B.S. in accounting from the University of Southern California and a teaching credential in management information systems. Prior to joining the Company, he served as Chief Financial Officer for Hughes Enterprises and as an audit manager at Price Waterhouse.

        CHARLES A. GAMER, age 41, was elected Vice President, Sales and Marketing in April 1997. For five years prior to joining the Company in February 1997, Mr. Gamer served as President of Scientific Dimensions USA, Inc., a company which specializes in the commercialization of Russian technology. Mr. Gamer also served as international marketing manager at Digital Equipment Corporation, director of computer sales at Sanyo Business Systems, and eastern director of sales a Compaq Computer.

        RANDALL J. GREENE, age 36, joined the Company in 1993 as manager of quality assurance. He was elected Vice President of Quality, Reliability and Program Management in 1994. From 1990 to 1993, Mr. Greene was principal ASIC engineer at Western Digital Corporation, a semiconductor and disk drive manufacturer.

        JOHN P. SPRINT, age 35, joined the Company in 1990 as a test manager. He served as a production and operations manager before being elected Vice President, Manufacturing in March 1996. From 1986 until joining the Company, Mr. Sprint was a manager in the test, manufacturing and thick film departments at Northrup Electronics Division.

        Officers serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

        The following tables provide information concerning the compensation of each person who served as chief executive officer during the last fiscal year and the other executive officers whose total salary and bonus exceeded $100,000 in fiscal year 1997 (the "Named Officers").

SUMMARY COMPENSATION TABLE

                                                                  Long-term
                                        Annual Compensation      Compensation
                                      ------------------------    Securities
Name and                    Fiscal                                Underlying        All Other
Principal Position           Year       Salary(1)      Bonus      Options (#)      Compensation
------------------          ------      ---------    ---------   -------------     ------------
Aaron Uri Levy,              1997         $28,605      $17,500     500,000          $ 19,742(2)
Chief Executive Officer(2)
James G. Turner,             1997         141,829            0      70,000(6)        102,650(3)(7)
Former Chief Executive       1996         231,853       52,914      87,500(6)          2,650
Officer(3)                   1995         137,519        5,375      56,250             3,100
William M. Stowell,          1997         115,000       10,000      94,200(6)          2,000(7)
Vice President, Finance      1996         136,763       38,635      55,000(6)          2,000
                             1995          93,481        4,121      56,250             2,000
Floyd K. Eide,               1997         131,250            0      71,900(6)        133,250(4)(7)
Chief Operating Officer(4)   1996         168,690       44,095      50,000(6)          2,000
                             1995         113,504        4,479      56,250             2,051
Albert Kile,                 1997         112,392            0      31,000(6)         42,000(5)(7)
Vice President, Sales (5)    1996         150,290       27,027      30,000(6)          2,000
                             1995         119,597        2,866      68,750             2,000

(1) During fiscal year 1997, the Company terminated the variable compensation plan and reimbursed all employees (other than Mr. Turner) the amount of salary reductions they had sustained during the fiscal year under such plan. See also Note 3 under "Fiscal Year 1997 Option Grants."

(2) Mr. Levy became Chief Executive Officer on January 6, 1997. The Company agreed to pay Mr. Levy the following compensation: $175,000 annual salary; $17,500 signing bonus; a guaranteed bonus equal to 50% of base salary for fiscal year 1998; $700 per month car allowance; 500,000 stock options; and relocation expenses which are included under "All Other Compensation."

(3) Mr. Turner resigned as Chief Executive Officer effective January 6, 1997. "All Other Compensation" includes $100,000 accrued in fiscal year 1997 which is payable through December 1997 in connection with Mr. Turner's resignation. See "Severance Arrangements."

(4) Mr. Eide resigned as Chief Operating Officer on March 28, 1997. "All Other Compensation" includes $131,250 accrued in fiscal year 1997 which is payable in fiscal year 1998 in connection with Mr.
        Eide's resignation.  See "Severance Arrangements."

(5) Mr. Kile served as Vice President, Sales from March 1996 through February 1997. "All Other Compensation" includes $40,000 accrued in fiscal year 1997 which is payable in fiscal year 1998 in connection with Mr. Kile's resignation.

(6) During fiscal year 1997, the Company repriced options which were originally granted in fiscal year 1996. Pursuant to rules of the Securities and Exchange Commission, such repriced options are included in the number of options granted in fiscal year 1997 (the year in which they were repriced) and in fiscal year 1996 (the year they were originally granted). See "Fiscal Year 1997 Option Grants" and "Report of the Stock Option Committee on Option Repricing."

(7) In fiscal year 1997, includes premiums of $650 for health insurance for Mr. Turner and Company contributions to the 401(k) Plan for the account of each Named Officer in the amount of $2,000.

FISCAL YEAR 1997 OPTION GRANTS

                                                     % of Total
                          Number of Securities    Options Granted      Exercise
                           Underlying Options     to Employees in     Price Per      Expiration
          Name                 Granted (1)           Fiscal Year      Share (4)          Date
         ------           --------------------    ---------------     ----------     -----------
Aaron Uri Levy                 500,000                 36.2%             $1.25         12/22/06
James G. Turner                 70,000(2)               5.1%              2.41         11/23/05
William M. Stowell              34,200(3)               2.5%              2.03         02/23/07
                                25,000                  1.8%              2.03         02/23/07
                                35,000(2)               2.5%              2.41         11/23/05
Floyd K. Eide                   36,900(3)               2.7%              2.03         02/23/07
                                35,000(2)               2.5%              2.41         11/23/05
Albert Kile                     11,000(3)                .8%              2.03         02/23/07
                                20,000(2)               1.5%              2.41         11/23/05

(1) Unless otherwise indicated, the options vest in 25% installments beginning one year after the grant date (beginning March 1, 1997 in the case of Mr. Levy's options) and are subject to earlier termination in the event of termination of employment, death and certain corporate events. Under the terms of the Company's Stock Option Plans, the Stock Option Committee may modify the terms of outstanding options, including the exercise price and vesting schedule. See "Report of the Stock Option Committee on Option Repricing" and "Severance Arrangements."

(2) These options were granted in November 1995 and repriced in September 1996. See "Report of the Stock Option Committee on Option Repricing."

(3) In connection with the termination of the variable compensation plan, the Company granted a total of 203,900 stock options to employees (other than Mr. Turner) who had participated in the plan (23 persons). The number of options granted to each person was based on the amount of salary reduction such person had experienced under the plan, and the vesting schedule was based on the number of years of participation in the plan. Messrs. Stowell's and Eide's options are 100% vested and Mr. Kile's options are 50% vested.

(4) Fair market value of the Common Stock on the grant date.

FISCAL YEAR 1997 AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                       Number of Securities
                          Shares                      Underlying Unexercised       Value of Unexercised
                       Acquired on       Value           Options Held at           In-the-Money Options
        Name             Exercise     Realized(1)        Fiscal Year-End           at Fiscal Year-End(2)
-------------------    ------------   -----------   --------------------------   ---------------------------
                                                    Exercisable  Unexercisable   Exercisable   Unexercisable
                                                    -----------  -------------   -----------   -------------
Aaron Uri Levy                  0             0            0        500,000      $        0    $   670,000
James G. Turner            50,000       128,924       79,125        123,625          11,015         47,619
William M. Stowell         96,500       290,317      107,900        105,550          64,662         64,315
Floyd K. Eide              20,000       120,200      256,275         71,875         398,473         47,106
Albert Kile                 5,000        26,720       81,875         44,375          50,334         21,288

(1) Represents the difference between the aggregate market value on the date of exercise and the aggregate exercise price.

(2) Represents the difference between the aggregate market value on February 28, 1997 ($2.59 per share) and the aggregate exercise price.

REPORT OF THE STOCK OPTION COMMITTEE ON OPTION REPRICING

    On September 24, 1996, the Stock Option Committee approved the repricing of a total of 230,000 stock options held by executive officers and a key employee. The stock options were originally granted in November 1995 at an exercise price of $5.69 per share, vested at 25% per year beginning one year after the grant date, and expired after 10 years. The exercise price of the options was changed to $2.41 per share, representing the fair market value of the Common Stock on September 24, 1996. No other terms of the options were changed.

    The Committee approved the option repricing because it believes that providing an equity interest in the Company is an important factor in the Company's ability to attract and retain key employees that are critical to the Company's long-term success. In determining to approve the option repricing, the Committee also considered the following factors: the market price of the Common Stock had declined significantly since the options had been awarded; in August 1996 the Committee had approved an option repricing of a total of 121,000 options held by non-officer employees from an exercise price of $6.50 to $2.70 per share; the Company's variable compensation plan had resulted in salary reductions of 15% to 20% for executive officers since May 1996; and executive officers had not been awarded stock options since November 1995. Based on the foregoing factors, the Committee decided that the option repricing was appropriate in order to bolster officer morale, to provide additional incentives to such officers, and to provide such officers with a meaningful equity interest in the Company.

    The Stock Option Committee:  Roger Claes and Trude C. Taylor

SEVERANCE ARRANGEMENTS

    In connection with his resignation as Chief Executive Officer, the Company agreed to continue to employ James G. Turner for up to one year at a salary of $10,000 per month and to maintain his medical benefits and a $50,000 life insurance policy for his benefit. The Company also amended Mr. Turner's options to provide that they will become exercisable in full on the first to occur of termination of his employment or January 3, 1998. See "Fiscal Year 1997 Aggregated Option Exercises and Fiscal Year-End Option Values."

    In connection with his resignation as Chief Operating Officer, the Company agreed to continue to employ Floyd K. Eide at the rate of $10,938 per month and to maintain his medical benefits until the earlier of March 31, 1998 or the date he obtains other full-time employment. The Company also amended Mr. Eide's options to provide that they will become exercisable in full on the date he is no longer employed by the Company. See "Fiscal Year 1997 Aggregated Option Exercises and Fiscal Year-End Option Values."

                              CERTAIN TRANSACTIONS

    The Company has outstanding loans in the principal amount of $1.8 million payable to Euroventures Benelux II B.V., a Netherlands corporation ("Euroventures"), and $100,000 payable to Trude C. Taylor, a director of the Company. The principal amount of the loans is due in October/November 1999 and bears interest at the rate of 5% per annum with respect to $1.8 million and 8% per annum with respect to $100,000, interest payable quarterly. The loans are secured by all of the Company's assets, but Euroventures has agreed to subordinate its security interest in accounts receivable in order to permit the Company to obtain conventional bank financing for accounts receivable.

    In connection with certain amendments to the terms of its loan in October 1995, the Company issued Euroventures four year warrants to purchase 375,000 shares of Common Stock at $7.00 per share. The warrants are redeemable by the Company if the Company's stock price reaches $9.00 per share for 20 consecutive trading days. The warrant exercise price will be subject to downward adjustment if the Company sells Common Stock at a price which is less than $7.00 per share, excluding issuances pursuant to warrants outstanding at April 1, 1996 and any issuances pursuant to the Company's stock option plans. In addition, Euroventures has the right to require the Company to register the shares underlying the warrants under the Securities Act of 1933, as amended.

    Euroventures is a major shareholder of the Company. See "Ownership of Common Stock." Roger Claes, a director of the Company, is a partner and managing director of Euroventures Benelux Team B.V., which manages Euroventures.

                            OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information as of May 31, 1997, with respect to ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each Named Officer, (iii) each director of the Company and (iv) all executive officers and directors of the Company as a group.

                                                   Shares Beneficially        Percentage
                   Name*                                   Owned               Ownership
----------------------------------------           --------------------       ----------
EBTB II B.V.                                            4,796,657(1)(2)          27.6%
Euroventures Benelux Team B.V.
Julianaplein 10
NL-5211 BC's Hertogenbosch
The Netherlands

Euroventures Benelux I B.V.                             2,498,879                14.7%
Julianaplein 10
NL-5211 BC's Hertogenbosch
The Netherlands

Euroventures Benelux II B.V.                            2,297,778(2)             13.2%
Julianaplein 10
NL-5211 BC's Hertogenbosch
The Netherlands

BeneVenture Founders                                    1,136,613(3)              6.7%
  Risicokapitaalfonds II N.V.
Regentlaan 54 Bus 2
1000 Brussels, Belgium

Floyd Eide                                                258,775(4)              1.5%

Albert Kile                                                71,375(5)                **

Current Directors and Executive Officers:

Roger Claes                                                 8,500(6)                **

Aaron Uri Levy                                            130,000(7)                **

William M. Stowell                                        217,150(8)              1.3%

Robert Southwick                                            9,000(9)                **

Trude C. Taylor                                           260,667(10)             1.5%

James G. Turner                                           313,000(11)             1.8%

All executive officers and                                998,167(12)             5.7%
directors as a group (9 persons)

----------
*  Includes addresses of 5% or more shareholders.

** Less than 1%.

(1) Includes the shares owned by Euroventures Benelux I B.V. and Euroventures Benelux II B.V., which are widely held venture capital funds. According to filings made with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, Euroventures Benelux Team B.V. is the investment manager of both such funds and has voting and dispositive power over their shares of the Company's Common Stock, and EBTB II B.V. is an indirect beneficial owner of such shares. See Notes (2) and (6).

(2) Includes 375,000 shares subject to currently exercisable warrants. See Notes (1) and (6).

(3) As reported in a Schedule 13D dated May 9, 1996, filed with the Securities and Exchange Commission.

(4) Represents 258,775 shares subject to options which are exercisable within 60 days.

(5) Represents 71,375 shares subject to options which are exercisable within 60 days.

(6) Mr. Claes is managing director of Euroventures Benelux I B.V. and a partner and managing director of Euroventures Benelux Team B.V. and EBTB II B.V. See Note (1).

(7) Includes 125,000 shares subject to options which are exercisable within 60 days.

(8) Includes 119,150 shares subject to options which are exercisable within 60 days.

(9) Represents 9,000 shares subject to options which are exercisable within 60 days.

(10) Includes 15,000 shares subject to options which are exercisable within 60 days.

(11) Includes 83,500 shares subject to options which are exercisable within 60 days.

(12) See Notes (6) through (11) above. Also includes 6,250 shares owned and 53,600 shares subject to options which are exercisable within 60 days held by executive officers not named in the foregoing table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    During fiscal year 1997, the following persons filed late reports under
Section 16(a) of the Securities Exchange Act of 1934: Roger Claes (one transaction); William M. Stowell (option grant and option exercise); Albert Kile (option grant); EBTB II B.V. (one transaction reported one day late) and Euroventures Benelux I B.V. (one transaction reported one day late). William Stowell had filed his forms with the Company on time, but the forms were misdirected in the mail and were subsequently filed again after the deadline. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and 10% shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                             AUDITORS OF THE COMPANY

    The Company's independent certified public accountants for the fiscal year ended February 28, 1997 were Deloitte & Touche LLP, which firm the Company intends to appoint for the current fiscal year. A representative of Deloitte & Touche LLP is expected to be present at the Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

    Any shareholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 1998 Annual Meeting must submit such proposal so that it is received by the Company no later than March 3, 1998.

                             DISCRETIONARY AUTHORITY

    While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders other than as set forth above. The enclosed proxy gives discretionary authority, however, in the event any additional matters should be presented.


                                 WILLIAM M. STOWELL
                                      Secretary

July 10, 1997

                          DENSE-PAC MICROSYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 15, 1997

    KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints AARON URI LEVY and WILLIAM M. STOWELL, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of Common Stock of Dense-Pac Microsystems, Inc. held of record by the undersigned on June 20, 1997 at the Annual Meeting of Shareholders to be held on August 15, 1997, or any adjournment thereof, as designated below.

(1) ELECTION OF DIRECTORS:      [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY
                                    (except as indicated to the contrary       to vote for all nominees listed
                                    below).                                    below.

Roger Claes, Aaron Uri Levy, Robert Southwick, Trude C. Taylor, James G. Turner

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
                   (Continued and to be signed on the other side)

                         (Continued from reverse side)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DENSE-PAC MICROSYSTEMS, INC. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR THE ELECTION OF DIRECTORS.

    YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                                       Date:______________, 1997


                                                       -------------------------
                                                               SIGNATURE

                                                       -------------------------
                                                               SIGNATURE

                                                       IMPORTANT: Please sign
                                                       exactly as your name or
                                                       names appear on the share
                                                       certificates, and when
                                                       signing as an attorney,
                                                       executor, administrator,
                                                       trustee or guardian, give
                                                       your full title as such.
                                                       If the signatory is a
                                                       corporation, sign the
                                                       full corporate name by
                                                       duly authorized officer,
                                                       or if a partnership, sign
                                                       in partnership name by
                                                       authorized person.